UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 8, 2017

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746
(Address of principal executive offices, including zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
         The information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the Credit Agreement (as defined herein) is hereby incorporated into this Item 1.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 8, 2017, Forestar Group Inc. (the “Company”) exercised its option to extend the maturity date of its Third Amended and Restated Revolving Credit Agreement with KeyBank National Association and other financial institutions party thereto (as amended, the “Credit Agreement”) by one year to May 15, 2018.

On May 12, 2017, the Company entered into an amendment of the Credit Agreement. The purpose of the amendment was to: (a) reduce the available revolving commitment from $125,000,000 to $50,000,000, and (b) conform the letters of credit sublimit to the reduced revolving commitment of $50,000,000. A copy of the amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2017, the Company announced that Sabita C. Reddy, Principal Accounting Officer and Vice President - Accounting, will retire effective June 30, 2017. Upon Ms. Reddy’s retirement, the responsibilities of Principal Accounting Officer will be assumed by Charles D. Jehl, Chief Financial Officer of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2016, the Company held its annual meeting of stockholders. Below are the voting results.

(1) The following three persons were elected to serve as directors:

Name	For	Withheld	Broker Non-Votes
M. Ashton Hudson	34,113,381	1,784,726	2,358,966
Richard M. Smith	30,611,143	5,286,964	2,358,966
Phillip J. Weber	34,955,795	942,312	2,358,966

(2) Advisory approval of the Company's executive compensation:

For:	28,138,883
Against:	7,553,000
Abstain:	206,224
Broker Non-Votes:	2,358,966

(3) Advisory vote on the frequency of future advisory votes on executive compensation. “Every 1 Year” was approved:

1 Year:	29,887,267
2 Years:	30,724
3 Years:	5,959,094
Abstain:	21,022

After considering these voting results, the Board of Directors of the Company has determined that the Company will hold an advisory vote on executive compensation every year

(4) Ratification of the extension of the Company’s tax benefits preservation plan:

For:	20,412,773
Against:	15,450,851
Abstain:	34,483
Broker Non-Votes:	2,358,966

(5) Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2017:

For:	37,483,203
Against:	742,916
Abstain:	30,954
Broker Non-Votes:	0

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Exhibit
10.1
Second Amendment to Third Amended and Restated Revolving and Term Credit Agreement dated May 12, 2017, by and among the Company, Forestar (USA) Real Estate Group Inc. and certain of its wholly-owned subsidiaries signatory thereto; KeyBank National Association, as lender, swing line lender and agent; the lenders party thereto; and the other parties thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: May 12, 2017	By:	/s/ Matthew S. Stark
		Name:	Matthew S. Stark
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit
10.1
Second Amendment to Third Amended and Restated Revolving and Term Credit Agreement dated May 12, 2017, by and among the Company, Forestar (USA) Real Estate Group Inc. and certain of its wholly-owned subsidiaries signatory thereto; KeyBank National Association, as lender, swing line lender and agent; the lenders party thereto; and the other parties thereto.